UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Pan Ocean Container Supplies, Ltd.

(Exact Name of Small Business Issuer in its Charter)

Nevada (State of Incorporation)	N/A (IRS Employer ID No.)

58 Dongcheng District, Beijing, China 100027

 (Address of Registrant's Principal Executive Offices) (Zip Code)

949-419-6588

NEVAEH ENTERPRISES LTD.

(Former Name or Former Address, if Changed Since Last Report)

Securities to be Registered Under Section 12(b) of the Act: None

Securities to be Registered Under Section 12(g) of the Act:

Common Stock

$.001 Par Value

(Title of Class)

As used in this report, the terms "we", "us", "our", "our company" refer to Pan Ocean Container Supplies, Ltd. (f/k/a/ Nevaeh Enterprises Ltd.), a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 10, 2014 , we executed an agreement with Pan Ocean Container Supplies Co., Ltd . (“Pan Ocean”), and our company (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Pan Ocean shareholders will acquired six million (6,000,000) shares of our common stock, and Pan Ocean would become a wholly owned subsidiary of the Company. This issuance of stock will not involve any public offering, general advertising or solicitation.  No assurances can be provided that the transaction will be closed. Upon closing we will publish an expanded Form 8-K filing which will include the audited financials of Pan Ocean and Pro-Forma financial statements.

The closing of the transactions in the agreement are contingent upon satisfaction of closing conditions listed in the Agreement, a form of which is attached hereto as Exhibit 2.1.

Closing conditions include, but are not limited to, the approval of an eight for one (8:1) forward stock split.

Pan Ocean Fire Protection Systems Corp

BUSINESS.

Pan Ocean Container Supplies Co., Ltd. (POCS) was founded in July 2, 2012 and started production in January 2013. Orientation of POCS is to build ISO containers and multi-purposes containers.

POCS is a joint venture company specialized in container production in mainland China, The Company’s design concept is safety, green, intelligent, and lightweight production of lightweight containers, cold chain containers, non-standard multi-purpose containers, second generation intelligent port use containers and international general containers.

ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES.

See Item 1.01 above.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2014, the Board of Directors approved an eight for one (8:1) forward stock split of the current 5,500,000 shares of common stock. The action was effective upon filing with the Secretary of State of Nevada. The filing with the Secretary of State of Nevada was accepted on July 14, 2014. The Company will proceed to request an ex-dividend date from FINRA.

ITEM9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
2.1	Form of Agreement and Plan of Merger by and between Pan Ocean Container Supplies Co. Ltd. and Nevaeh Enterprises Ltd., dated July 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2014

Pan Ocean Container Supplies, Ltd.

By: /s/_Qi Tang_____________

Qi Tang

Chief Executive Officer

Exhibit 2.1